U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 24, 2014

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                          Commission File No. 000-50099

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                                 IMAGING3, INC.
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           (Name of small business issuer as specified in its charter)

          CALIFORNIA                                  95-4451059
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    State of Incorporation                 IRS Employer Identification No.

                 3200 VALHALLA DRIVE, BURBANK, CALIFORNIA 91505
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                    (Address of principal executive offices)

                                 (818) 260-0930
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                           (Issuer's telephone number)


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Check the  appropriate  box below if the Form 8-K is intended to  simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On September 24, 2014, Imaging3, Inc. ("Imaging3") announce that the Imaging3 Board of Directors appointed Richard J. Klug and William T.C. Lu to the Imaging3 Board of Directors, effective immediately. Mr. Klug serves as Senior Region Manager for Sharp Electronics Corp., Mahwah, NJ, responsible for technical and organizational support of all Sharp products in a six-state Pacific NW Region. He has been with Sharp Electronics Corp. since 1997. Mr. Lu serves as Chief Executive Officer of Saigon National Bank in Westminster, California, responsible for overseeing the operations of the bank, start-up organizational activities, and serving as the bank's regulatory liaison. He has held this position since 2009.

This election of two additional board members is pursuant to a resolution passed by Imaging3 on September 12, 2012, and Imaging3's First Amended Chapter 11 Plan of Reorganization dated March 5, 2013, as modified and confirmed by the United States Bankruptcy Court on July 9, 2013.

Messrs. Klug and Lu will receive the same compensation as other non-employee Imaging3 directors, and will receive 100,000 stock options during their first year of service.

There is no arrangement or understanding between Messrs. Klug and Lu and any other persons pursuant to which they were selected as directors. Messrs. Klug and Lu have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Messrs. Klug and Lu and Imaging3 have entered into the standard Imaging3 director indemnification agreement, whereby Imaging3 agrees to indemnify, defend and hold its directors harmless from and against losses and expenses incurred as a result of their board service, subject to the terms and conditions provided in the agreement.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 24, 2014


                                           IMAGING3, INC.



                               By: /s/ Dane Medley
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                                   Dane Medley
                                   Chief Executive Officer































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